NEWS RELEASE 2901 Butterfield Road Oak Brook, Ill. 60523 www.inlandgroup.com

FOR IMMEDIATE RELEASE

Date:

June 20, 2005

Contact:

Rick Fox, The Inland Real Estate Group of Companies

(630) 218-8000 Ext. 4896 or rfox@inland.com

INLAND HAS ADDED MORE THAN $2 BILLION IN PROPERTY IN 2005

One of the biggest buyers of 2004, Inland is well ahead of last year’s pace

Oak Brook, Ill. – The Inland Real Estate Group of Companies, Inc. has bought more than $2 billion in property in 2005 for companies it has sponsored. That’s almost twice the figure it reached by this date in 2004, and Inland was one of the largest property buyers of that year.

This year’s transactions -- all of which are detailed in an attached chart -- amount to more than 12 million square feet of leasable space, and include several trophy properties, such as the 500,000-square-foot Maple Tree Place in Williston, Vt., and The Gateway in Salt Lake City, Utah.

“At this point last year, we had just barely passed the billion dollar mark,” said Joe Cosenza, chairman of Inland Real Estate Acquisitions, Inc., the company that negotiated most of the transactions. “We bought $4 billion in property in all of 2004, which made us one of the nation’s top real estate buyers. We are now on a pace to surpass that dollar amount easily.”

Inland Real Estate Acquisitions, Inc. purchased almost all of the properties, on behalf of companies that are part of or have been sponsored by an affiliate of The Inland Real Estate Group of Companies, Inc. These companies include three real estate investment trusts: Inland Western Retail Real Estate Trust, Inc., Inland Retail Real Estate Trust, Inc. and Inland Real Estate Corporation. The list also includes two properties purchased for Inland Real Estate Exchange Corporation.

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Inland’s 2005 buying spree

The following table shows all of the properties Inland has purchased in 2005, starting with the most recent. Several of these properties have not been disclosed before in a press release.

“Inland Western” is short for Inland Western Retail Real Estate Trust, Inc. “Inland Retail” stands for Inland Retail Real Estate Trust, Inc. IRC stands for Inland Real Estate Corporation. IREX stands for Inland Real Estate Exchange Corporation.  Some of the listed purchase prices include earn-outs.

* - The purchases of properties designated with an asterisk have not yet closed. The price listed reflects the amount of a loan provided by Inland Western to the seller on the date shown.

	Property name	Location	Date acquired	Square feet	Price (in millions)	Owner
78	Southwest Crossing	Fort Worth, TX	June 8	113,528	$24.9	Inland Western
77	Beachway Plaza	Bradenton, FL	June 8	120,990	$17	Inland Western
76	Galvez Shopping Center	Galveston, TX	June 7	30,197	$8.1	Inland Western
75	Wickes Furniture Store	Naperville, IL	May 27	41,331	$8.5	Inland Western
74	CVS Pharmacy	Lawton, OK	May 26	10,908	$2.8	Inland Western
73	Eckerd Pharmacy	Atlanta, GA	May 25	10,908	$2.2	Inland Western
72	Maple Tree Place	Williston, VT	May 20	507,615	$102.33	Inland Western
71	Hewitt Associates, Inc. corporate campus	Lincolnshire, IL	May 20	1,161,686	$220	Inland Western
70	Chantilly Crossing	Chantilly, VA	May 20	80,044	$27.8	Inland Western
69	Ashland & Roosevelt Shopping Center	Chicago, IL	May 20	111,473	$24.1	Inland Western
68	Gloucester Town Center	Gloucester Township, NJ	May 20	108,420	$22.5	Inland Western
67	Cornerstone Plaza	Cocoa Beach, FL	May 20	68,577	$14.25	Inland Western
66	Golfland Plaza	Orange, CT	May 20	57,976	$13.9	Inland Western
65	Heather Island Plaza	Ocala, FL	May 20	70,970	$9.47	Inland Retail
64	Eckerd Pharmacy	Colesville, MD	May 20	13,361	$7.4	Inland Western
63	Commons at Royal Palm	Royal Palm Beach, FL	May 18	158,159	$24.7	Inland Western
62	Crossroads Plaza	North Attleborough, MA	May 18	16,000	$5.88	Inland Western
61	Boston Commons	Springfield, MA	May 18	103,070	$14.7	Inland Western
60	Birkdale Village outlot	Huntersville, NC	May 16	14,225	$5.63	Inland Retail
59	Lakepointe Towne Crossing	Lewisville, TX	May 13	193,788	Confidential	Inland Western
58	CVS Pharmacy	Moore, OK	May 13	13,813	$3.4	Inland Western
57	The Gateway Shopping Center	Salt Lake City, UT	May 12	628,626	Confidential	Inland Western
56	Peoria Crossings Phase II	Peoria, AZ	May 11	14,776	$4.7	Inland Western
55	Bisys Group, Inc. office building	Columbus, OH	May 10	238,641	$47.8	IREX
54	Village Shoppes at Gainesville*	Gainesville, GA	May 6*	229,838	$35.05*	Inland Western
53	Circuit City corporate headquarters	Richmond, VA	May 5	382,570	$53	Inland Western
52	Fisher Scientific*	Kalamazoo, MI	May 3*	114,700	$14*	Inland Western
51	Edwards Megaplex Theater	Fresno, CA	May 2	94,600	$33.4	Inland Western
50	Page Field Commons	Ft. Meyers, FL	May 2	322,051	$46.5	Inland Western
49	University Square	University Heights, OH	May 2	287,172	$54.48	Inland Western

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	Property name	Address	Date	Square feet	Price (in millions)	Owner
48	Clearlake Shores	Clear Lake, TX	April 29	60,155	$12.15	Inland Western

47	Vail Ranch Plaza	Temecula, CA	April 29	101,784	$24.5	Inland Western
46	Brown's Lane	Middletown, RI	April 29	74,715	$11.4	Inland Western
45	Boulevard Plaza	Pawtucket, RI	April 29	108,897	$17.06	Inland Western
44	Massillon Village Center	Massillon, OH	April 29	245,993	$18.4	Inland Western
43	Cuyahoga Falls Market Center	Cuyahoga Falls, OH	April 29	76,361	$15.06	Inland Western
42	Edwards Megaplex Theater	Ontario, CA	April 29	124,614	$47.2	Inland Western
41	The Commons at Temecula	Temecula, CA	April 29	292,661	$51.5	Inland Western
40	Northgate Shopping Center	Sheboygan, WI	April 29	74,700	$9.7	IRC
39	Orland Park Place	Orland Park, IL	April 28	598,054	$76.9	IRC
38	HH Gregg Store	Cincinnati, OH	April 25	48,820	$5.3	IREX
37	Bison Hollow Shopping Center	Traverse City, MI	April 20	134,798	$19.5	Inland Western
36	Publix	Mountain Brook, AL	April 19	44,271	$7.97	Inland Western
35	Grapevine Crossing Shopping Center	Grapevine, TX	April 18	125,381	Confidential	Inland Western
34	Bear Creek Shopping Center	Houston, TX	April 18	87,912	Confidential	Inland Western
33	North Hampton Market I & II	Greer, SC	April 18	114,926	$16.15	Inland Retail
32	Circuit City	Dothan, AL	April 15	33,906	$6.59	Inland Retail
31	Walgreens pharmacy	West Allis, WI	April 14	13,956	$4.4	Inland Western
30	Greensburg Commons	Greensburg, IN	April 13	272,893	$24.2	Inland Western
29	Walgreens pharmacy	Northwoods, MO	April 11	16,335	$5.85	Inland Western
28	The Brickyard	Chicago, IL	April 1	264,353	$90	Inland Western
27	Lake Forest Crossing Shopping Center	McKinney, TX	March 30	29,899	Confidential	Inland Western
26	Four Peaks Plaza	Fountain Hills, AZ	March 30	140,631	$31	Inland Western
25	CVS Drug Store	Saginaw, TX	March 29	13,824	Confidential	Inland Western
24	Blockbuster at Five Forks	Simpsonville, NC	March 23	6,000	$1.5	Inland Western
23	Cinemark Theatre	Woodridge, IL	March 23	70,183	$15.65	Inland Western
22	CVS Drug Store	Montevallo, AL	March 23	10,055	$3.06	Inland Western
21	American Express (sale-leaseback)	Salt Lake City, UT	March 21	395,787	$48	Inland Western
20	Oakland Marketplace	Oakland, TN	March 15	64,600	$5.5	Inland Retail
19	Stateline Station	Kansas City, MO	March 8	141,686	$32	Inland Western
18	High Ridge Crossings	High Ridge, MO	March 8	76,857	$13.2	Inland Western
17	Southgate Plaza	Heath, OH	March 4	86,010	$12.25	Inland Western
16	Mapleview Shopping Center	Crystal Lake, IL	March 4	198,574	$40.75	IRC
	Showplace Theatre Center	Grayslake, IL
15	CarMax	San Antonio, TX	March 4	60,772	Confidential	Inland Western
14	CVS Pharmacy	Jacksonville, FL	March 1	13,824	$5.89	Inland Western
13	Trenton Crossing	McAllen, TX	Feb. 18	249,635	Confidential	Inland Western
12	Holliday Town Center	Duncansville, PA	Feb. 11	83,122	$14.7	Inland Western
11	Village at Quail Springs	Oklahoma City, OK	Feb. 9	100,671	$10.45	Inland Western
10	Cottage Plaza	Pawtucket, RI	Feb. 2	83,903	$23.4	Inland Western
9	Magnolia Square	Houma, LA	Feb. 2	116,079	$18.26	Inland Western

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	Property name	Address	Date	Square feet	Price (in millions)	Owner
8	Academy Sports & Outdoors (sale-leaseback)	San Antonio, TX	Jan. 28	70,910	Confidential	Inland Western

7	American Express (sale-leaseback)	Markham, Ontario, Canada	Jan. 25	306,710	$42	Inland Western
6	Stanley Works Office Bldg.	Westerville, OH	Jan. 19	72,500	$10	Inland Western
5	Greentree Centre	Caledonia, WI	Jan. 11	159,268	$11.8	IRC
4	Midtown Center	Milwaukee, WI	Jan. 10	319,068	$53	Inland Western
3	Hobby Lobby	Kannapolis, NC	Jan. 10	60,000	$5.5	Inland Western
2	Maytag Distribution Center	Iowa City, IA	Jan. 6	750,000	$23.15	Inland Western
1	Fairgrounds Plaza	Middletown, NY	Jan. 5	98,021	$27.4	Inland Western
	TOTAL			12,014,087	$2,040.7

The Inland Real Estate Group of Companies, Inc. (www.inlandgroup.com) comprises independent real estate investment and financial companies doing business nationwide. Collectively The Inland Real Estate Group of Companies is the fifth largest shopping center owner in North America. With more than 30 years of experience specializing in acquisition, auctions, commercial real estate brokerage, investment, property management, land development and mortgage lending, Inland is one of the nation’s largest commercial real estate companies. Inland’s national headquarters is in Oak Brook, Ill.

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